                                            ATTACHMENT NO. 1 TO
                                            AMENDMENT NO. 2 TO
                                            SCHEDULE 13D

                                    UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                   SCHEDULE 13D

                      UNDER THE SECURITIES EXCHANGE ACT OF 1934

                                  (AMENDMENT NO. 1)

                                 RIDDELL SPORTS INC.
                                _____________________
                                  (Name of Issuer)

                             COMMON STOCK, $.01 PAR VALUE
                            ______________________________
                            (Title of Class of Securities)

                                     765670-10-4
                                    _____________
                                   (CUSIP Number)

                                   SHELDON S. ADLER
                         SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                NEW YORK, NEW YORK 10022
                                    (212) 735-3000
              __________________________________________________________
             (Name, Address and Telephone Number of Person Authorized to
                           Receive Notices and Communications)

                                    AUGUST 9, 1995
              _________________________________________________________
               (Date of Event which Requires Filing of this Statement)



IF THE FILING PERSON HAS PREVIOUSLY FILED A STATEMENT ON SCHEDULE 13G TO REPORT THE ACQUISITION WHICH IS THE SUBJECT OF THIS SCHEDULE 13D, AND IS FILING THIS SCHEDULE BECAUSE OF RULE 13D-1(B)(3) OR (4), CHECK THE FOLLOWING BOX: / /

CHECK THE FOLLOWING BOX IF A FEE IS BEING PAID WITH THIS STATEMENT: /X/

CUSIP NO. 765670-10-4                 13D                 PAGE  2  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
(1) NAME OF REPORTING PERSONS.  M.L.C. PARTNERS LIMITED PARTNERSHIP
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS  13-3507237


- -------------------------------------------------------------------------------
(2)  CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
(3)  SEC USE ONLY

- -------------------------------------------------------------------------------
(4)  SOURCE OF FUNDS                               00

- -------------------------------------------------------------------------------
(5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
     ITEM 2(d) OR 2(e)                              / /
- -------------------------------------------------------------------------------
(6)  CITIZEN OR PLACE OF ORGANIZATION            DELAWARE

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER               None
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER               None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER               830,281
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER               None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     830,281
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)               10.3%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                             PN

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  3  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  ROBERT HOLDINGS, INC.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS   38-2991917


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                                 WC

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
     ITEM 2(d) OR 2(e)                                               / /
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION                  MICHIGAN

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER               None
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER               None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER               830,281
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER               None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     830,281
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)         10.3%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                                  CO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  4  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  QEN, INC.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS     38-2826611


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                            WC

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION                   MICHIGAN

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER               50,000
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER               None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER               50,000
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER                None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     50,000
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)  Less than 1%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                    CO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  5  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  ROBERT NEDERLANDER
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS            ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                           00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO    / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION              UNITED STATES

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER                  3,623,382
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER                  None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER                  1,677,237
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER                   None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     3,623,382
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)      44.9%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                           IN

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  6  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.      R.E.R. CORP.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS      38-276-7825


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                            WC

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION                   MICHIGAN

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER               24,739
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER               None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER               529,364
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER               None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     529,364
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)           6.6%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                            CO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  7  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.           JOHN MCCONNAUGHY, JR.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS       ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                             00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION             UNITED STATES

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER              54,739
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER              None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER              706,808
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER              None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
      706,808
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)    8.8%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                              IN

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE 8   OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  JEMC CORP.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS                   ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                            WC

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION          DELAWARE

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER          24,739
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER           None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER            529,364
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER              None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     529,364
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)           6.6%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                      CO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE  9  OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  DAVID MAUER
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS   ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                            00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION          UNITED STATES

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER        122,759
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER        None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER           179,025
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER               None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     179,025
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)      2.2%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON                        IN

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE 10   OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  DAN COUGILL
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS          ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS*                           PF

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO  / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION           UNITED STATES

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER        37,975
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER         None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER            47,677
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER             None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     46,677
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES   / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)    less than 1%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON              IN

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE 11   OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  LENNY CORP.
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS    13-3970019

- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                        WC,00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION               DELAWARE

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER           47,288
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER            None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER             299,776
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER              666,667
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     966,443
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES   / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)      12.0%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON               CO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE 12  OF   PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS. LEONARD TOBOROFF,
     P.C. DEFINED BENEFIT PLAN
     S.S. OR I.R.S. IDENTIFICATION NOS.
     OF ABOVE PERSONS     ###-##-####


- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                        00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO  / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION           DELAWARE

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER       6,250
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER         None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER             118,611
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER                 None
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     118,611
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)      1.5%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON    OO

- -------------------------------------------------------------------------------

CUSIP NO. 765670-10-4                 13D                 PAGE 13   OF     PAGES
          -----------                                          ---    ---


- -------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSONS.  LEONARD TOBOROFF
    S.S. OR I.R.S. IDENTIFICATION NOS.
    OF ABOVE PERSONS     ###-##-####

- -------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER     (a)  /X/
     OF A GROUP                                (b)  / /
- -------------------------------------------------------------------------------
 (3) SEC USE ONLY

- -------------------------------------------------------------------------------
 (4) SOURCE OF FUNDS                            00

- -------------------------------------------------------------------------------
 (5) CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   / /
     ITEM 2(d) OR 2(e)
- -------------------------------------------------------------------------------
 (6) CITIZEN OR PLACE OF ORGANIZATION        UNITED STATES

- -------------------------------------------------------------------------------
NUMBER OF SHARES              (7) SOLE VOTING
 BENEFICIALLY OWNED                 POWER    137,395
 BY EACH REPORTING           --------------------------------------------------
 PERSON WITH                  (8) SHARED VOTING
                                    POWER          None
                             --------------------------------------------------
                              (9) SOLE DISPOSITIVE
                                    POWER            698,836
                             --------------------------------------------------
                             (10) SHARED DISPOSITIVE
                                    POWER              666,667
- -------------------------------------------------------------------------------
(11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     1,365,503
- -------------------------------------------------------------------------------
(12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES  / /

- -------------------------------------------------------------------------------
(13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)   16.9%

- -------------------------------------------------------------------------------
(14) TYPE OF REPORTING PERSON              IN

- -------------------------------------------------------------------------------

     This Amendment No. 1 amends Schedule 13D filed on February 15, 1994
(the "Schedule 13D") by M.L.C. Partners Limited Partnership, a Delaware limited partnership ("MLC") and its three general partners, Robert Holdings, Inc., a Michigan corporation ("Robert Holdings"), Lenny Corp., a Delaware corporation and Financial Trustees, Inc., a Florida corporation ("FTI"), and also, QEN, a Michigan corporation ("QEN"), Robert E. Nederlander ("Nederlander") and John McConnaughy, Jr. ("McConnaughy"), relating to the common stock (the "Common Stock"), par value $.01 per share (the "Shares") of Riddell Sports Inc.
(the "Company").

Item 2.   IDENTITY AND BACKGROUND.

     Item 2 is hereby amended as follows:

     This Statement is being filed by MLC, its general partner, Robert Holdings, and also Lenny Corp, FTI, Leonard Toboroff, P.C., Defined Benefit Plan, a pension plan intended to be qualified pursuant to Section 401(a) of the Internal Revenue code of 1986, as amended ("Benefit Plan"), JEMC Corp., a Delaware corporation ("JEMC"), QEN, Inc., R.E.R. Corp., a Michigan corporation ("RER"), Nederlander, McConnaughy, Leonard Toboroff ("Toboroff"), David Mauer ("Mauer") and Dan Cougill ("Cougill"). MLC, Robert Holdings,
RER, Lenny Corp., Benefit Plan, JEMC, QEN, Nederlander, McConnaughy, Toboroff, Mauer and Cougill are hereinafter sometimes collectively referred to as the "Reporting Persons." RER, Lenny Corp., JEMC, Mauer and Cougill are hereinafter sometimes collectively referred to as the "Purchasers."

     On August 9, 1995, in connection with FTI's withdrawal as a general and limited partner in MLC, MLC distributed to FTI (the "FTI Distribution"), 449,445 Shares and 25,000 Warrants (as hereinafter defined), representing FTI's pro rata interest in the Shares and Warrants owned by MLC. Pursuant to the Purchase Agreement dated as of August 9, 1995, by and among FTI, MLC and the Purchasers, FTI sold to the Purchasers all of the Shares and Warrants received by it in the FTI Distribution. As a result of such transaction, FTI no longer beneficially owns any Shares, Warrants or other equity security of the Company.

     The principal business of MLC is holding the securities of the Company and the address of its principal business is c/o Robert E. Nederlander, 810 Seventh Avenue-21st Floor, New York, New York 10019.

     The principal business of Robert Holdings is acting as general and limited partner of MLC. Its principal business address is c/o Robert E. Nederlander, 810 Seventh Avenue-21st Floor, New York, New York 10019.

     The principal business of Lenny Corp. is investing. Its principal business address is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     The principal business of Benefit Plan is to provide retirement income for the employees of Leonard Toboroff, P.C., the sole employee of which is Toboroff. Its principal business address is c/o Leonard Toboroff, 1125 Fifth Avenue,
New York, New York 10029.

     The principal business of RER is investing. Its principal business address is c/o Robert E. Nederlander, 810 Seventh Avenue-21st Floor, New York, New York 10019.

     The principal business of JEMC is investing. Its principal business address is 1011 High Ridge Road, Stamford, Connecticut 06905.

     The principal business of QEN is investing. Its principal business address is c/o Robert E. Nederlander, 810 Seventh Avenue-21st Floor, New York, New York 10019.

     The principal business of McConnaughy is as an investor. His principal business address is c/o JEMC Corp., 1011 High Ridge Road, Stamford, Connecticut 06905. McConnaughy is a United States citizen.

     The principal business of Nederlander is as president of Nederlander Organization Inc., which is engaged in the theatrical business. His principal business address is 810 Seventh Avenue-21st Floor, New York, New York 10019. Nederlander is a United States citizen.

     The principal business of Toboroff is as an investor. His principal business address is 1125 Fifth Ave-nue, New York, New York 10029. Toboroff is a United States citizen.

     The principal business of Mauer is as Chief Executive Officer of the Company. His principal business address is c/o Riddell Sports Inc., 900 Third Avenue, New York, New York 10022. Mauer is a United States citizen.

     The principal business of Cougill is as President and Chief Operating Officer of the Company and also of the Company's wholly-owned subsidiary, Riddell, Inc. His principal business address is c/o Riddell, Inc., 3670 North Milwaukee Avenue, Chicago, Illinois 60641. Cougill is a United States citizen.

     The names, business address, present principal occupation or employment and address of any corporation or organization in which such employment is conducted, of the executive officers and directors and controlling stockholders of Robert Holdings, Lenny Corp., Benefit Plan, RER, JEMC and QEN are set forth on Schedules A, B, C, D, E and F, attached hereto, respectively.

     None of the Reporting Persons and, to the best knowledge of the Reporting Persons, the persons set forth on Schedules A, B, C, D, E and F attached hereto, has, during the last five years, (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws.

Item 3.     SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     Item 3 is hereby amended as follows:

     Of the shares of Common Stock beneficially owned by the Reporting Persons, MLC purchased 74.5% of the total outstanding common shares of the predecessor in interest of the Company, Riddellink Holding Corp., in 1988 for an initial purchase price of approximately $4,000,000. Later in 1988, the Company underwent a recapitalization and $2,000,000 of this initial purchase price was converted into a loan. The funds used to make such acquisition were obtained from the capital contributions by the general and limited partners of MLC. QEN purchased 50,000 shares of Common Stock in a private transaction with working capital. The Warrant (a copy of which was filed as Exhibit 4 to the Schedule 13D and is incorporated by reference herein, the "Warrant") was issued in consideration of an extension until October 1996 of a certain $2 million Subordinated Secured Term Note due October 31, 1993.

     Prior to the Acquisition Transactions (as defined in Item 5(c) hereof), the Reporting Persons, and FIT, Bar-on-Helford, a Netherlands corporation ("Bar-on-Helford") and PBT (as hereinafter defined) beneficially owned, in the aggregate, 3,779,658 Shares. In connection with FTI's 12.5% general partnership interest and 4.16665% limited partnership interest in MLC, FTI's pro rata interest in the Shares held by MLC equaled 474,445 Shares (the "FTI Interest"). In connection with Bar-on-Helford's 37.5% limited partnership interest in MLC, Bar-on-Helford's pro rata interest in the Shares held by MLC equaled 1,067,502 Shares (the "Bar-on-Helford Interest"). The Palm Beach Trust, a trust governed by the laws of the State of New York ("PBT") beneficially owned 196,592 Shares, which Shares were subject to the Voting Trust.

     Because all of the Shares beneficially owned by MLC and PBT were subject to the Voting Trust, and the voting trustee has sole power to vote such Shares, such Shares were also deemed to be beneficially owned by Robert Nederlander, as voting trustee under the Voting Trust.

     In connection with the Acquisition Transactions, FTI and Bar-on-Helford withdrew from MLC and, in connection therewith, received voting trust certificates and Warrants (as hereinafter defined) in amounts equal to the FTI Interest and the Bar-on-Helford Interest, respectively.

     Pursuant to the Acquisition Transactions (i) each of FTI and Bar-on-Helford sold to the Purchasers the voting trust certificates and Warrants received by them in connection with their withdrawals from MLC and (ii) PBT sold to the Purchasers the 196,592 Shares beneficially owned by it (1,738,539 Shares in the aggregate). The withdrawal of FTI and Bar-on-Helford from MLC and the terms of the Acquisition Transactions are more fully described in Item 5(c) hereof.

     R.E.R purchased 504,625 Shares and 24,739 Warrants pursuant to the Acquisition Transactions with working capital. JEMC purchased 504,625 Shares and 24,739 Warrants pursuant to the Acquisition Transactions with working capital. Mauer purchased 56,266 Shares and 2,759 Warrants pursuant to the Acquisition Transactions with personal funds. Cougill purchased 9,702 Shares and 475 Warrants pursuant to the Acquisition Transactions with personal funds. Benefit Plan acquired 112,361 Shares and 6,250 Warrants in connection with its partial withdrawal from MLC (as more fully described in Item 5(c) hereof).
Lenny Corp. acquired 337,084 Shares and 18,750 Warrants in connection with its partial withdrawal from MLC (as more fully described in Item 5(c) hereof). Lenny Corp. also purchased 582,071 Shares and 28,538 Warrants pursuant to the Acquisition Transactions with (i) $300,000 from working capital, (ii) $500,000 from proceeds of a purchase money loan from FTI (the "FTI Loan") and
(iii) $700,000 pursuant to a contribution from Toboroff, its sole stockholder. Toboroff acquired the $700,000 from the proceeds of a loan (the "Bestin Loan") from Bestin Worldwide Limited, a British Virgin Islands company ("Bestin").

     In connection with the purchase of the Shares by Lenny Corp. from FTI, Lenny Corp. made to the order of FTI a Promissory Note (the "FTI Note") dated August 9, 1995, in the amount of $500,000 (a copy of which is attached hereto as Exhibit 7 and incorporated by reference herein). The terms of the FTI Loan are as follows: (a) the loan is due on May 1, 1996, (ii) interest at the rate of 5.64% per annum payable on May 1, 1996, (iii) principal and interest may be prepaid at anytime and (iv) upon the occurrence of certain events of default (as set forth in the FTI Note) the unpaid principal amount and accrued interest on the FTI Loan will become due and payable in full. Lenny Corp's performance of its obligations under the FTI Note is guaranteed by Toboroff pursuant to a Guaranty dated as of August 9, 1995 (a copy of which is attached hereto as Exhibit 8 and incorporated by reference herein).

     In connection with the purchase of the Shares by Lenny Corp. from Bar-on-Helford, Toboroff, Lenny Corp's sole stockholder, and Joy Toboroff, Toboroff's wife, issued to Bestin a Recourse Promissory Note (the "Bestin Note") dated August 10, 1995 in the amount of $700,000 (a copy of which is attached hereto as Exhibit 9 and incorporated by reference herein). The terms of the Bestin Loan are as follows: (a) the loan is due on July 31, 1996, (ii) interest at the rate of 14% per annum payable on July 31, 1996, (iii) principal and interest may be prepaid at anytime and (iv) upon the occurrence of certain events of default (as set forth in the Bestin Note) the unpaid principal amount and accrued interest on the Bestin Loan will become due and payable in full. In connection with the Bestin Loan and pursuant to a Pledge Agreement dated as of August 10, 1995 (a copy of which is attached hereto as Exhibit 10 and incorporated by reference herein) Lenny Corp, Toboroff and Joy Toboroff pledged 666,667 Shares (subject to adjustment) to Bestin (the "Pledge Agreement").

Item 4.     PURPOSE OF TRANSACTION.

     MLC purchased 74.5% of the outstanding Common Stock in 1988 prior to the public offering and registration of the Common Stock on June 27, 1991. The General Partner of MLC is Robert Holdings. Nederlander, the sole stockholder of Robert Holdings, is also the Chairman of the Board of Directors and a Director of the Company. Robert Holdings, as general partner of MLC, has disposition power as to all of the Shares owned by MLC pursuant to an Amended Agreement of Limited Partnership, dated as of December 15, 1987 (the "Partnership Agreement"). A copy of the Partnership Agreement was filed as
Exhibit 2 to the Schedule 13D and is incorporated by reference herein. A copy of the amendment to the Partnership Agreement made in connection with the transactions described herein is attached hereto as Exhibit 11 and incorporated by reference herein. Pursuant to a Voting Trust Agreement, dated as of May 29, 1991 (the "Voting Trust"), Nederlander is voting trustee and has sole power to vote all of the Shares subject thereto (See Item 6 hereof). A copy of the Voting Trust was filed as Exhibit 3 to the Schedule 13D and is incorporated by reference herein.

     Of the 267,592 Shares beneficially owned by Nederlander, in his individual capacity, 196,592 are subject to the Voting Trust. Nederlander has sole voting power with respect to the remaining 71,000 Shares.

     Of the 177,444 Shares beneficially owned by McConnaughy, in his individual capacity, 147,444 are subject to the Voting Trust. McConnaughy has sole voting power with respect to the remaining 30,000 Shares.

     Following the Distributions (as hereinafter defined), MLC beneficially owns 830,281 Shares representing 10.3% of the outstanding Common Stock, all of which Shares remain subject to the Voting Trust.

     Pursuant to the Acquisition Transactions (as hereinafter defined), the Purchasers acquired 1,738,539 Shares, representing 21.5% of the outstanding Common Stock. All of the Shares (other than the Warrants to purchase, in the aggregate, 106,250 shares of the Common Stock) (i) acquired by the Purchasers pursuant to the Acquisition Transactions, (ii) acquired by Lenny Corp. and Benefit Plan pursuant to the Lenny Corp. Distribution and the Benefit Plan Distribution, respectively and (iii) owned by Toboroff (the "Released Shares"), are subject to a Stockholders' Agreement dated as of August 14, 1995 (the "Stockholders' Agreement") by and among Robert Nederlander, as voting trustee under the Voting Trust Agreement, the Purchasers, Benefit Plan and Toboroff (a copy of which is attached hereto as Exhibit 12 and incorporated by reference herein). Pursuant to the Stockholders' Agreement (i) all of the Released Shares shall be released from the Voting Trust and (ii) each of the parties thereto agrees to vote such Shares as the voting trustee votes the Common Stock held pursuant to the Voting Trust.

     As a result of the Lenny Corp. Distribution, the Benefit Plan Distribution and the Acquisition Transactions, the Reporting Persons beneficially own an aggregate of 3,779,658 Shares, representing 46.8% of the outstanding Common Stock. By virtue of the foregoing, the Reporting Persons may be deemed to exercise control over the management and affairs of the Company.

     The Reporting Persons intend to review their investment in the Company on a continuing basis and reserve the right to acquire additional shares of Common Stock in the open market or in privately negotiated transactions or otherwise, to maintain their holdings at current levels or to sell all or a portion of their holdings in the open market or in privately negotiated transactions or otherwise. Any such actions will depend upon, among others, the availability of shares of Common Stock for purchase at satisfactory price levels; the continuing evaluation of the Company's business, financial condition, operations and prospects; general market, economic and other conditions; the relative attractiveness of alternative business and investment opportunities; the availability of financing; the actions of the management and other future developments. If the Reporting Persons decide to exercise the Warrants, they may dispose of the underlying Common Stock in the open market, in privately negotiated transactions or otherwise, depending upon the same factors.

     Except as otherwise set forth above in this Item 4, the Reporting Persons have no present plans or prospects which relate to or would result in any of the actions described in parts (a) through (j) of Items 4 of Schedule 13D.

Item 5.   INTEREST IN SECURITIES OF THE ISSUER.

     (a) Based on the most recent publicly available filing with the Securities and Exchange Commission there are 8,067,985 shares of Common Stock issued and outstanding. MLC is the direct beneficial owner of 830,281 Shares (all of which are subject to the Voting Trust), representing 10.3% of the outstanding shares of Common Stock. Robert Holdings may be deemed to beneficially own 830,281 Shares as it is the general partner of MLC.

     QEN beneficially owns 50,000 Shares, representing less than 1% of the currently issued and outstanding shares of Common Stock.

     RER beneficially owns 529,364 Shares, representing 6.6% of the currently issued and outstanding shares of Common Stock.

     JEMC beneficially owns 529,384 Shares, representing 6.6% of the currently issued and outstanding shares of Common Stock.

     McConnaughy beneficially owns, individually and as the sole stockholder of JEMC, 706,808 Shares (of which 147,444 are subject to the Voting Trust), representing 8.8% of the currently issued and outstanding shares of Common Stock.

     Nederlander beneficially owns (i) individually and as controlling stockholder of Robert Holdings, RER and QEN, 1,677,237 Shares (of which 1,026,873 are subject to the Voting Trust) and (ii) an additional 1,946,145 Shares, as voting trustee under the Voting Trust and pursuant to the Stockholders' Agreement (3,623,382 Shares in the aggregate), representing 44.9% of the currently issued and outstanding shares of Common Stock.

     Lenny Corp. beneficially owns 966,443 Shares (of which 666,667 are pledged to Bestin pursuant to the Pledge Agreement), representing 12.0% of the currently issued and outstanding shares of Common Stock.

     Benefit Plan beneficially owns 118,611 Shares, representing 1.5% of the currently issued and outstanding shares of Common Stock.

     Toboroff beneficially owns, individually, as sole stockholder of Lenny Corp and as beneficiary under the Benefit Plan, 1,365,503 Shares, representing 16.9% of the currently issued and outstanding shares of Common Stock.

     Mauer beneficially owns 179,025 Shares, representing 2.2% of the currently issued and outstanding shares of Common Stock.

     Cougill beneficially owns 47,677 Shares, representing less than 1% of the currently issued and outstanding shares of Common Stock.

     (b) Nederlander, pursuant to the Voting Trust has sole power to vote all of the Shares owned by MLC and all of the Shares subject to the Voting Trust owned by Nederlander and McConnaughy (as set forth in Item 5(a) above).

     Pursuant to the Stockholders' Agreement, the Purchasers, Toboroff and Benefit Plan have agreed to vote those Shares beneficially owned by them, and not subject to the Voting Trust, as Nederlander, as the voting trust-ee under the Voting Trust, votes those Shares held pursuant to the Voting Trust. As a result thereof, Nederlander has sole voting power of all of the shares of Common Stock currently held by the Reporting Persons pursuant to the Stockholders' Agreement (1,798,701 Shares in the aggregate).

     Robert Holdings, as the sole general partner of MLC, has the power to dispose of the Shares owned by MLC in accordance with the terms of the Partnership Agreement.

     With respect to the Shares subject to the Voting Trust beneficially owned by McConnaughy and Nederlander, each has sole dispositive power, as long as such Shares remain subject to the Voting Trust. With respect to all other Shares, including the Shares subject to the Stockholders' Agreement, each of the Reporting Persons has sole dispositive power; except that Lenny Corp. and Bestin share dispositive power with respect to 666,667 Shares beneficially owned by Lenny Corp. and pledged to Bestin pursuant to the Pledge Agreement.

     (c) On August 9, 1995, MLC distributed to Lenny Corp., in connection with Lenny Corp.'s withdrawal as a general partner of MLC (the "Lenny Corp. Distribution"), a voting trust certificate representing 337,084 shares of Common Stock and a warrant entitling Lenny Corp. to purchase 18,750 shares of Common Stock (collectively with the Warrant, and the other warrants to be issued in connection with the transactions described in this Item 5(c), the "Warrants").
A form of a Warrant is attached hereto as Exhibit 13 and is incorporated by reference herein. All of the Warrants are exercisable at any time prior to January 26, 1999. For a further description of the Warrants, see Item 6 below.

     On August 9, 1995, MLC distributed to Benefit Plan, in connection with Benefit Plan's partial withdrawal as a limited partner in MLC (the "Benefit Plan Distribution"), a voting trust certificate representing 112,361 shares of Common Stock and a Warrant entitling Benefit Plan to purchase 6,250 shares of Common Stock.

     On August 9, 1995, MLC distributed to Bar-on-Helford in connection with Bar-on-Helford's withdrawal as a limited partner in MLC (the "Bar-on-Helford Distribution"), among others, voting trust certificates repre-senting, in the aggregate, 1,011,252 shares of Common Stock (the "Bar-on-Helford Voting Trust Certificates") and Warrants entitling Bar-on-Helford to purchase, in the aggregate, 56,250 shares of Common Stock (the "Bar-on-Helford Warrants").

     On August 9, 1995, MLC distributed to FTI, in connection with FTI's withdrawal as a general partner in MLC (the "FTI Distribution" and, together with the Lenny Corp. Distribution, the Benefit Plan Distribution and the Bar-on-Helford Distribution, the "Distributions"), among others, voting trust certificates representing, in the aggregate, 449,445 shares of Common Stock (the "FTI Voting Trust Certificates") and Warrants entitling FTI to purchase, in the aggregate, 25,000 shares of Common Stock (the "FTI Warrants").

     Pursuant to a purchase agreement dated as of August 9, 1995, by and among Bar-on-Helford, each of the Purchasers and MLC, the Purchasers agreed to, among others, purchase from Bar-on-Helford (which purchase occurred on August 14, 1995), all of the Bar-on-Helford Voting Trust Certificates and the Bar-on-Helford Warrants (the "Bar-on-Helford Purchase Agreement"). A copy of the Bar-on-Helford Purchase Agreement is attached hereto as Exhibit 14 and is incorporated by reference herein. The price per share of Common Stock, subject to the Voting Trust, was $2.26. As of August 9, 1995, the exercise price of the Warrants was greater than the closing price reported by the National Market System of the National Association of Securities Dealers automated quotation system ("NASDAQ").

     Pursuant to a purchase agreement dated as of August 9, 1995, by and among FTI, each of the Purchasers and MLC, the Purchasers agreed to, among others, purchase from FTI (which purchase occurred on August 14, 1995), all of the FTI Voting Trust Certificates and the FTI Warrants (the "FTI Purchase Agreement").
A copy of the FTI Purchase Agreement is attached hereto as Exhibit 15 and is incorporated by reference herein. The price per share of Common Stock, subject to the Voting Trust, was $2.93. As of August 9, 1995, the exercise price of the Warrants was greater than the closing price reported on NASDAQ.

     Set forth below is a table listing the Bar-on-Helford Voting Trust Certificates and the Bar-on-Helford Warrants purchased by each of the Purchasers pursuant to the Bar-on-Helford Purchase Agreement.


                    Bar-on-Helford         Bar-on-Helford
Purchasers     Voting Trust Certificates      Warrants
- ----------     -------------------------   --------------
Lenny Corp.            355,171                19,757
RER                    307,914                17,127
JEMC                   307,914                17,127
Mauer                   34,333                 1,910
Cougill                  5,920                   329


     Pursuant to a purchase agreement dated as of August 9, 1995, by and among FTI, each of the Purchasers and MLC, the Purchasers agreed to, among others, purchase from FTI (which purchase occurred on August 14, 1995), all of the FTI Voting Trust Certificates and the FTI Warrants (the "FTI Purchase Agreement").
A copy of the FTI Purchase Agreement is attached hereto as Exhibit 15 and is incorporated by reference herein. The price per share of Common Stock, subject to the Voting Trust, was $2.93. As of August 9, 1995, the exercise price of the Warrants was greater than the closing price reported on NASDAQ.

     Set forth below is a table listing the FTI Voting Trust Certificates and the FTI Warrants purchased by each of the Purchasers pursuant to the FTI Purchase Agreement.


                       FTI Voting           FTI
Purchasers          Trust Certificates   Warrants
- ----------          ------------------   --------
Lenny Corp.            170,359             8,781
RER                    130,598             7,612
JEMC                   130,598             7,612
Mauer                   15,259               849
Cougill                  2,631               146


     Pursuant to a purchase and assignment agreement dated as of August 9, 1995, between The Palm Beach Trust, a trust governed by the laws of the State of New York ("PBT") and each of the Purchasers, the Purchasers agreed to, among others, purchase from PBT (which purchase occurred on August 14, 1995), voting trust certificates subject to the Voting Trust representing, in the aggre-gate, 196,592 shares of Common Stock (the "PBT Purchase Agreement"). A copy of the PBT Purchase Agreement is attached hereto as Exhibit 16 and is incorporated by reference herein. The price per share of Common Stock, subject to the Voting Trust, was $2.93. The transactions consummated pursuant to the PBT Purchase Agreement, the FTI Purchase Agreement and the Bar-on-Helford Purchase Agreement are sometimes referred to herein as the "Acquisition Transactions".

     Set forth below is a table listing the voting trust certificates purchased by each of the Purchasers pursuant to the PBT Purchase Agreement.

                              Voting Trust
Purchasers                    Certificates
- ----------                    ------------
Lenny Corp.                     56,541
RER                             66,113
JEMC                            66,113
Mauer                           6,674
Cougill                         1,151


     Pursuant to the Stockholders Agreement, the Voting Trustee and each member of the Voting Trust agreed to release from the Voting Trust (i) all of the Shares acquired pursuant to the Acquisition Transactions and (ii) all of the remaining Shares held by Toboroff, Lenny Corp. and Benefit Plan.

     Other than the transactions set forth above in this Item 5(c), no other transactions in Common Stock by the Reporting Persons were effected during the 60 days prior to the date of this Amendment No. 1 to Schedule 13D.

     (d)  None.

     (e) On August 14, 1995, as a result of the Acquisition Transactions, FTI ceased to be the beneficial owner of more than 5% of the currently issued and outstanding shares of Common Stock.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

     Item 6 is hereby amended as follows:

     The Voting Trust provides that all of the parties thereto deposit with the Voting Trustee (as defined therein) all of the shares of Common Stock owned by the respective holder. The Voting Trustee has the full and unqualified power to vote for every purpose and to consent to any corporate act of the Company, except that the Voting Trustee has no right to sell, transfer, pledge, encumber or otherwise dispose of any of the shares of Common Stock. The Voting Trustee must pay to the holder of each Voting Trust Certificate (as defined therein) all amounts, if any, received by the Voting Trustee as cash dividends or other payments upon the number of shares of Common Stock represented by the Voting Trust Certificate. The Voting Trust's term is until the sooner to occur of
(i) the expiration of 10 years from the date it was entered into, or (ii) the Voting Trustee, the parties thereto and the Company mutually agree in writing.

     Pursuant to the Warrants, the Reporting Persons may purchase up to 150,000 shares of Common Stock of the Company between January 26, 1994 and January 26, 1999. The exercise price is the closing price reported by NASDAQ on December 15, 1993 or such other price as required pursuant to certain adjustments contained therein. Under certain circumstances the Company has the right to redeem any Warrant in its entirety at a price of 100% of the current fair market value of the Common Stock multiplied by the number of shares of Common Stock underlying the Warrant. In the event that the Warrant held by MLC is exercised, the Common Stock issued thereby is subject to the terms and provisions of the Voting Trust. The Warrant is only transferable with the prior written consent of the Company.

     The Company has also issued stock options to Messrs. Nederlander, McConnaughy, Toboroff, Maver and Cougill under the Company's 1991 Stock Option Plan (the "Plan"). On September 22, 1991, the Company entered into a Stock Option Agreement under the Plan with each of Nederlander, McConnaughy and Toboroff (the "1991 Stock Option Agreement"), whereby Nederlander and Toboroff were issued non-qualified options with an exercise price per share of $8.00. The options are fully exercisable and have a five-year term. The options may not be exercised unless the holder is a director, employee or representative of the Company.
The exercise price is subject to adjustment in the event of certain events, including, but not limited to, recapitalizations, mergers and stock splits. The 1991 Stock Option Agreement with Nederlander was filed as Exhibit 5 to the
Schedule 13D and is incorporated by reference herein. The stock option agreements with Toboroff and McConnaughy are identical to Nederlander's 1991 Stock Option Agreement in all respects.

     On March 26, 1993, the Company entered into a Stock Option Agreement under the Plan with each of Nederlander and Toboroff (the "1992 Stock Option Agreement"), whereby Nederlander and Toboroff were issued non-qualified options to purchase 41,000 shares of Common Stock with an exercise price per share of $10.75. The options are fully exercisable and expire on May 25, 1999. The options may not be exercised unless the holder is a director, employee or representative of the Company. The exercise price is subject to adjustment in the event of certain events, including, but not limited to, recapitalizations, mergers and stock splits. The 1992 Stock Option Agreements with Nederlander and Toboroff are identical to Nederlander's 1991 Stock Option Agreement (filed as
Exhibit 5 to the Schedule 13D) in all respects, other than number of Shares subject to the option, exercise price and term.

     On March 25, 1993, the Company entered into a Stock Option Agreement under the Plan with Mauer (the "Mauer Stock Option Agreement"), whereby Mauer was issued nonqualified options to purchase 300,000 shares of Common Stock with an exercise price per share of (i) $4.00 for 200,000 shares, (ii) $3.625 for 88,000 shares and (iii) $3.25 for 12,000 shares. As of August 9, 1995, 120,000 options were fully exercisable. The options expire on March 25, 2003. If Mauer is no longer employed by the Company, the options expire, depending upon the circumstances of his termination, between 30 and twelve months from the date of termination. The exercise price is subject to adjustment in the event of certain events, including, but not limited to, recapitalizations, mergers and stock splits. The Mauer Stock Option Agreement, as amended, has been attached hereto as Exhibit 17 and is incorporated by reference herein.

     On February 1, 1994, the Company entered into a Stock Option Agreement under the Plan Cougill (the "Cougill Stock Option Agreement"), whereby Cougill was issued non-qualified options to purchase 75,000 shares of Common Stock with an exercise price per share of $2.5625. Options to purchase 37,500 shares are fully exercisable. The options to purchase the remaining 37,500 shares become exercisable on February 1, 1996. The options expire on February 1, 1999. If Cougill is no longer employed by the Company, the options expire, depending upon the circumstances of his termination, between 30 days and twelve months from the date of termination. The exercise price is subject to adjustment in the event of certain events, including, but not limited to, recapitalizations, mergers and stock splits. The Cougill Stock Option Agreement has been attached hereto as Exhibit 19 and is incorporated by reference herein.

     On August 25, 1994, the Company entered into a Stock Option Agreement under the Plan with each of Nederlander, Toboroff and McConnaughy (the "1994 Stock Option Agreement"), whereby each of them was issued non-qualified options to purchase 15,000 shares of Common Stock with an exercise price per share of $2.625. The options are fully exercisable and expire on July 8, 1999. The options may not be exercised unless the holder is an employee or representative of the Company. The exercise price is subject to adjustment in the event of certain events, including, but not limited to, recapitalizations, mergers and stock splits. The 1994 Stock Option Agreement with Nederlander has been attached hereto as Exhibit 18 and is incorporated by reference herein. The 1994 Stock Option Agreements with McConnaughy and Toboroff are identical to the 1994 Stock Option Agreement with Nederlander in all respects.

     The Stockholders' Agreement provides for, among others, (i) the release from the Voting Trust of the Shares (the "Released Shares") (x) acquired by the Purchasers pursuant to the Acquisition Transactions and (y) owned by Toboroff, Benefit Plan or Lenny Corp. and (ii) the voting by each of the Purchasers, Toboroff and Benefit Plan of the Released Shares as the Voting Trustee votes the Shares held pursuant to the Voting Trust. The

Stockholders' Agreement terminates upon (i) the death of Nederlander, (ii) the transfer of the Released Shares (other than a transfer to an Affiliate (as defined in the Stockholders' Agreement)) with respect to the Released Shares so transferred or (iii) May 28, 2001.

Item 7.   MATERIAL TO BE FILED AS EXHIBITS.

     The following are hereby filed as additional exhibits to the Schedule 13D:

Exhibit 6 Joint Filing Agreement dated August 15, 1995 by and among MLC, Robert Holdings, RER, QEN, Nederlander, McConnaughy, JEMC, FTI, Mauer, Cougill, Toboroff, Lenny Corp. and Benefit Plan.

Exhibit 7 Promissory Note of Lenny Corp., dated August 9, 1995, made to the order of FTI.

Exhibit 8   Guaranty dated as of August 9, 1995, by Toboroff.

Exhibit 9 Recourse Promissory Note of Toboroff and Joy Toboroff dated August 10, 1995 made to Bestin Worldwide Limited.

Exhibit 10 Pledge Agreement, dated as of August 10, 1995 by Toboroff, Joy Toboroff and Lenny Corp.

Exhibit 11 Amendment to Amended Agreement of Limited Partnership of M.L.C. Partners Limited Partnership dated as of August 9, 1995, by and among Robert Holdings, JEMC, Lenny Corp. and Benefit Plan.

Exhibit 12 Stockholders' Agreement dated as of August 15, 1995, by and among the Purchasers, Toboroff, Benefit Plan and Robert Nederlander, as voting trustee.

Exhibit 13  Form of Warrant, dated January 26, 1994, issued by the Company.

Exhibit 14 Purchase Agreement, dated as of August 9, 1995 by and among each of the Purchasers, Bar-on-Helford and MLC.

Exhibit 15 Purchase Agreement, dated as of August 9, 1995, by and among each of the Purchasers, FTI and MLC.

Exhibit 16 Purchase and Assignment Agreement, dated as of August 9, 1995, by and among each of the Purchasers and The Palm Beach Trust Company.

Exhibit 17 Stock Option Agreement dated March 25, 1993, between the Company and Mauer.

Exhibit 18 Stock Option Agreement dated February 1, 1994, between the Company and Cougill, as amended.

Exhibit 19 Stock Option Agreement dated August 25, 1994, between the Company and Nederlander.

                         SIGNATURE


            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995


                         M.L.C. PARTNERS LIMITED
                           PARTNERSHIP

                         By:  Robert Holdings, Inc.
                         Its: General Partner


                              by: /s/ Robert E. Nederlander
                                  -------------------------
                                  Robert E. Nederlander
                                  President

                         SIGNATURE


            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              ROBERT HOLDINGS, INC.

                         By:  /s/ Robert E. Nederlander
                              -------------------------
                              Robert E. Nederlander
                              President

                         SIGNATURE



            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              R.E.R. CORP.

                         By:  /s/ Robert E. Nederlander
                              -------------------------
                              Robert E. Nederlander
                              President

                         SIGNATURE



            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              QEN, INC.

                         By:  /s/ Robert E. Nederlander
                              -------------------------
                              Robert E. Nederlander
                              President

                         SIGNATURE



            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and cor-rect.

Dated: August 16, 1995

                         /s/ Robert E. Nederlander
                         -------------------------
                         Robert E. Nederlander

                         SIGNATURE



            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              JEMC CORP.

                         By:  /s/ John McConnaughy, Jr.
                              -------------------------
                              John McConnaughy, Jr.
                              President

                         SIGNATURE



            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and cor-rect.

Dated: August 16, 1995


                         /s/ John McConnaughy, Jr.
                         -------------------------
                         John McConnaughy, Jr.

                         SIGNATURE



            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              LENNY CORP.

                         By:  /s/ Leonard Toboroff
                              --------------------
                              Leonard Toboroff
                              President

                         SIGNATURE


            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995


                              LEONARD TOBOROFF, P.C.
                              DEFINED BENEFIT PLAN

                         By:  /s/ Leonard Toboroff
                              --------------------
                              Leonard Toboroff
                              Trustee

                         SIGNATURE


            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and cor-rect.

Dated: August 16, 1995

                         /s/ Leonard Toboroff
                         --------------------
                         Leonard Toboroff

                         SIGNATURE


            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and cor-rect.

Dated: August 16, 1995

                         /s/ David Mauer
                         ---------------
                         David Mauer

                         SIGNATURE


            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and cor-rect.

Dated: August 16, 1995

                         /s/ Dan Cougill
                         ---------------
                         Dan Cougill

                         SIGNATURE


            After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: August 16, 1995

                              FINANCIAL TRUSTEES, INC.

                         By:  /s/ Jeffrey Epstein
                              -------------------
                              Jeffrey Epstein
                              President

                                  SCHEDULE A

           DIRECTORS AND EXECUTIVE OFFICERS OF ROBERT HOLDINGS, INC.


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------

Robert E. Nederlander         President,
c/o Robert Nederlander        Chief Executive Officer and
810 Seventh Avenue            Chief Financial Officer
New York, NY  10019
                              Principal Occupation --
                              President of Nederlander
                              Organization, Inc., which
                              is engaged in the theatri-
                              cal business.

                              Mr. Nederlander is a United
                              States citizen.

                                  SCHEDULE B

           DIRECTORS AND EXECUTIVE OFFICERS OF LENNY CORP.


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------

Leonard Toboroff              President and Chief
c/o The Corporation Trust     Executive Officer.
     Company
1209 Orange Street            Principal Occupation --
Wilmington, Delaware 19801    investing.

                              Mr. Toboroff is a United
                              States citizen.

                                  SCHEDULE C

           TRUSTEE OF LEONARD TOBOROFF, P.C. DEFINED BENEFIT PLAN


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------
Leonard Toboroff              Trustee
1125 Fifth Avenue
New York, New York  10029     Principal Occupation --
                              investing.

                              Mr. Toboroff is a United
                              States citizen.


                                  SCHEDULE D

           DIRECTORS AND EXECUTIVE OFFICERS OF R.E.R CORP.


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------
Robert E. Nederlander         President,
c/o Robert Nederlander        Chief Executive Officer and
810 Seventh Avenue            Chief Financial Officer
New York, NY  10019
                              Principal Occupation --
                              President of Nederlander
                              Organization, Inc., which
                              is engaged in the theatri-
                              cal business.

                              Mr. Nederlander is a United
                              States citizen.

                                     48

                       Schedule E

     DIRECTORS AND EXECUTIVE OFFICERS OF JEMC CORP.


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------
John McConnaughy, Jr.         President and Chief
1001 High Ridge Road          Executive Officer.
Stamford, CT  06905
                              Principal Occupation --
                              investing.

                              Mr. McConnaughy is a United
                              States citizen.


                                  SCHEDULE F

           DIRECTORS AND EXECUTIVE OFFICERS OF QEN, INC.


Name and                      Position/Present Principal
Business Address              Occupation or Employment
- ----------------              --------------------------
Robert E. Nederlander         President;
c/o Robert Nederlander        Chief Executive Officer and
810 Seventh Avenue            Chief Financial Officer.
New York, NY  10019
                              Principal Occupation --
                              President of Nederlander
                              Organization, Inc., which
                              is engaged in the theatri-
                              cal business.

                              Mr. Nederlander is a United
                              States citizen.

                                     50